Debt	9 Months Ended
Sep. 30, 2013
Debt
Debt

Note 5—Debt

The following is a summary of debt as of September 30, 2013 and December 31, 2012 (in thousands):

	September 30,	December 31,
	2013	2012
$75 million senior secured revolving credit facility bearing interest at floating rates, due August 2016	$19,850	$—
Mortgage notes, bearing fixed interest from 5.35% to 6.58% and due in 2017 with a balloon payment of $23,748, and 2018 with a balloon payment of $6,169	32,125	34,457
Mortgage notes, bearing variable interest from 2.44% to 2.94% and due in 2016 with a balloon payment of $7,683 and in 2017 with a balloon payment of $5,680.	14,550	45,536
Mezzanine debt bearing interest at 12.0 % and due 2013	—	4,400
Line of credit bearing variable interest at 4.25% and due in 2012	—	96
Total debt	$66,525	$84,489

On August 29, 2013, the Trust and the Operating Partnership entered into a Credit Agreement with Regions Bank, as Administrative Agent, Regions Capital Markets, as Sole Lead Arranger and Sole Book Runner, and various other lenders in connection with a $75 million senior secured revolving credit facility (the “Credit Agreement”). Subject to satisfaction of certain conditions, including additional lender commitments, we have the option to increase the borrowing capacity under the revolving credit facility to up to $250 million. The amount available to us under the Credit Agreement is subject to certain limitations including, but not limited to, the appraised value of the pledged properties that comprise the borrowing base of the credit facility.

The Credit Agreement has a three-year term with an initial maturity date of August 29, 2016. Subject to the terms of the Credit Agreement, the Operating Partnership has the option to extend the term of the Credit Agreement to August 29, 2017.

The obligations of the Operating Partnership under the Credit Agreement are guaranteed by us and certain of our subsidiaries. In addition, the Credit Agreement provides for security in the form of, among other things, mortgage liens on certain properties owned by the Operating Partnership that comprise the borrowing base. As of September 30, 2013, seven properties were included in the borrowing base with a net book value of $69.4 million

The Credit Agreement provides for revolving credit loans to the Operating Partnership.  Base Rate Loans, Adjusted LIBOR Rate Loans and Letters of Credit (each, as defined in the Credit Agreement) will be subject to interest rates, based upon the consolidated leverage ratio of the Trust, the Operating Partnership and its subsidiaries as follows:

Consolidated Leverage Ratio	Adjusted LIBOR Rate Loans and Letter of Credit Fee	Base Rate Loans
<35%	LIBOR + 2.65%	Base Rate + 1.65%
>35% and <45%	LIBOR + 2.85%	Base Rate + 1.85%
>45% and <50%	LIBOR + 2.95%	Base Rate + 1.95%
>50%	LIBOR + 3.40%	Base Rate + 2.40%

The Operating Partnership may, at any time, voluntarily prepay any loan under the Credit Agreement in whole or in part without premium or penalty.

The Credit Agreement contains financial covenants that, among other things, require compliance with loan-to-value, leverage and coverage ratios and maintenance of minimum tangible net worth, as well as covenants that may limit the Trust’s and the Operating Partnership’s ability to incur additional debt or make distributions. The Credit Agreement also contains customary events of default. Any event of default, if not cured or waived, could result in the acceleration of any outstanding indebtedness under the Credit Agreement.

Scheduled principal payments due on debt as of September 30, 2013, are as follows (in thousands):

Year Ending December 31:
2013	$249
2014	1,022
2015	1,063
2016	28,435
2017	29,586
Thereafter	6,170
Total Payments	$66,525